UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 15, 2007
(Date of earliest event reported)

Rosetta Resources Inc.
(Exact name of registrant as specified in its charter)
DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas, Suite 2800		77002
(Address of principal executive offices)		(Zip Code)
713-335-4000
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 15, 2007, Rosetta Resources Inc. ("Rosetta") held its Annual Meeting of the Stockholders at the Magnolia Hotel at 1100 Texas Avenue, Houston, TX 77002 at 10:00 am Central Time. During the presentation to the Stockholders’, B.A. “Bill” Berilgen, Chairman, President and Chief Executive Officer, mentioned that Rosetta’s production as of May 14, 2007 was approximately 120 Mmcfe/d which represented a peak daily rate for the period.

A copy of Rosetta's presentation relating to this event is attached to this Current Report on Form 8-K as Exhibit 99.1. It is available on Rosetta's website under “investor relations” and “presentations” at www.rosettaresources.com.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Company transactions:
None
(d) Exhibits
Exhibits. The Registrant includes a copy of the presentation dated May 15, 2007 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2007	ROSETTA RESOURCES INC.

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Presentation of Rosetta Resources Inc. dated May 15, 2007.